Pursuant to Rule 497(e)
                                                          for File No. 333-35821


                             WESTPORT SMALL CAP FUND

                         SUPPLEMENT DATED APRIL 2, 2002
                                       TO
                          PROSPECTUS DATED MAY 1, 2001

     The Westport Small Cap Fund (the "Fund") will be closed to new investors as of the close of business on April 12, 2002. The closing is intended to limit the growth of the Fund's assets and preserve the Fund's ability to invest effectively in stocks within the Fund's market capitalization range. After April 12, 2002, you may continue to purchase Class R shares or Class I shares of the Fund, or open a new account, if:

o You are an existing shareholder in the Fund (either directly or through a financial intermediary) as of the closing date and you:

o    Add to your account through the purchase of additional Fund shares; or

o Add to your account through the reinvestment of dividends and cash distributions from any shares owned in the Fund.

o You are an immediate family member sharing the household of an existing shareholder in the Fund as of the closing date.

o You are a client of a financial advisor, financial institution or consultant that has clients invested in the Fund on the closing date.

o You are an institution or an affiliate of an institution having an investment advisory relationship with Westport Asset Management, Inc.

o You are a participant of a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans and money purchase plans), 403(b) plan or 457 plan that invests through existing accounts in the Fund or through a financial intermediary.

At the Fund's discretion, shares of the Fund may be made available through firms that provide administrative services to their customers who are shareholders of the Fund.

     If you redeem all your remaining Fund shares after April 12, 2002, you will not be permitted to buy back into the Fund as long as the Fund remains closed to new investors. If your Fund account drops below the applicable minimum balance, all your remaining shares will be subject to involuntary redemption by the Fund as described in the Prospectus.

     Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. The Fund reserves the right to modify this policy at any time. The Fund may resume sales to new investors at some future date if the Trustees of the Fund determine that it is in the best interests of the Fund and its shareholders.

     The Westport Fund continues to be available to new investors at this time.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.